Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of First Choice Healthcare Solutions, Inc. (the “Company”), as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Donald Bittar, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Report fairly presents, in all material respects, the financial condition and results of the Company.

	By:	/s/ DONALD BITTAR
Donald Bittar
Chief Financial Officer

April 14, 2016